UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain Actions to Mitigate the Impact of Section 280G

As previously disclosed, on June 30, 2024, Spirit AeroSystems Holdings, Inc., a Delaware corporation (“Spirit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Boeing Company, a Delaware corporation (“Boeing”), and Sphere Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Boeing (“Merger Sub”), providing for the merger of Merger Sub with and into Spirit (the “Merger”) and for Spirit to be the surviving corporation in the Merger. Upon completion of the Merger, Spirit would be a wholly owned subsidiary of Boeing.

In connection with the Merger, certain employees of Spirit and its subsidiaries (including certain of its named executive officers and other executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G” and the “Code,” respectively). To mitigate the potential impact of Section 280G and Section 4999 of the Code on Spirit and its applicable executive officers, on October 15, 2024, the Compensation Committee of the Board of Directors of Spirit (the “Compensation Committee”) approved the acceleration into December 2024 of the vesting and settlement in shares of Spirit common stock of certain time-based restricted stock units (“Accelerated RSUs”) that otherwise would have vested and been settled in 2025 for certain executive officers, including Patrick M. Shanahan, the President and Chief Executive Officer of Spirit (collectively, the “Executives”).

The accelerated vesting and settlement of the Accelerated RSUs will offset the corresponding payments or amounts each Executive would otherwise have been entitled to receive upon the consummation of the Merger or otherwise in 2025, precluding duplication of payments. All accelerated payments to the Executives with respect to the Accelerated RSUs will be reduced by applicable tax withholdings and are subject to the terms and conditions of the Acknowledgement (as defined below).

These actions are intended to preserve compensation-related corporate income tax deductions for Spirit that might otherwise be disallowed through the operation of Section 280G and to mitigate or eliminate the amount of excise tax that may be payable by the Executives pursuant to Section 4999 of the Code in connection with Section 280G in certain circumstances.

Specifically, the Compensation Committee approved the accelerated vesting and payment of the following for the below affected named executive officer:

•	For Mr. Shanahan, a total of 272,573 Accelerated RSUs, which were scheduled to vest on June 30, 2025. The estimated value of Mr. Shanahan’s Accelerated RSUs is $9,540,055, assuming a per share price of $35.00.

In connection with the accelerated equity award vesting and payment described above, each Executive will sign a 280G Acceleration and Clawback Acknowledgement (the “Acknowledgement”). Each Executive’s Acknowledgement will provide that the Executive’s accelerated payments are subject to certain repayment conditions. Specifically, if an Executive’s employment with Spirit or a subsidiary of Spirit is terminated other than upon a Qualifying Termination (as defined in the Acknowledgement) prior to the date on which the Accelerated RSUs would have vested and settled, but for the accelerated vesting and settlement of the Accelerated RSUs, then the Executive will be required to repay to Spirit the applicable cash value representing the number of shares underlying the Accelerated RSUs.

If any Executive is required to make such a repayment and fails to do so in a timely manner, the Executive will be required to reimburse Spirit for any reasonable fees (including reasonable attorney’s fees) or costs it incurs in connection with seeking repayment.

The foregoing summary description of the Acknowledgement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of the Acknowledgement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Form of Section 280G Acceleration and Clawback Acknowledgement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed transaction between Spirit and Boeing, Boeing has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (SEC File No. 333-281498) (the “registration statement”). The registration statement includes a preliminary proxy statement/prospectus, which is a preliminary proxy statement of Spirit that is also a preliminary prospectus of Boeing with respect to shares of common stock of Boeing to be issued in the proposed transaction. Spirit and Boeing may also file other documents with the SEC regarding the proposed transaction. The registration statement has not been declared effective by the SEC. The definitive proxy statement/prospectus will be delivered to Spirit stockholders as required by applicable law after the registration statement becomes effective.. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document Spirit or Boeing may file with the SEC. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents that are filed or will be filed with the SEC when they become available, because they contain or will contain important information about the proposed transaction and related matters. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents that are filed or will be filed with the SEC by Spirit or Boeing through the SEC’s website at https://www.sec.gov. Copies of documents filed with the SEC by Spirit will be available free of charge through Spirit’s website at https://investor.spiritaero.com/corporate-profile/default.aspx. Copies of documents filed with the SEC by Boeing will be available free of charge through Boeing’s website at www.boeing.com/investors. The information included on, or accessible through, Boeing’s or Spirit’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Spirit and its directors and certain of Spirit’s executive officers and other employees, and Boeing and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Spirit’s stockholders in connection with the proposed transaction between Spirit and Boeing. The preliminary proxy statement/prospectus filed with the SEC as part of the registration statement includes a description of participants’ direct or indirect interests, by security holdings or otherwise. Information regarding Spirit’s directors and executive officers is contained in the “Interests of Certain Spirit Directors and Executive Officers in the Merger” section of the preliminary proxy statement/prospectus filed with the SEC as part of the registration statement; the “Proposal 1 – Election of Directors,” “Corporate Governance,” “Director Compensation,” “Stock Ownership” and “Compensation Discussion and Analysis” sections of Spirit’s definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on March 12, 2024; under the heading “Executive Officers of the Registrant” in Part I of Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024; in Item 5.07 of Spirit’s Current Report on Form 8-K filed with the SEC on April 29, 2024; in Spirit’s Current Reports on Form 8-K filed with the SEC on June 5, 2024 and July 22, 2024; in this Current Report on Form 8-K; and under “Officers & Directors” accessed through the “Corporate Governance” link on Spirit’s website at https://investor.spiritaero.com/corporate-profile/default.aspx. Information regarding Boeing’s directors and executive officers is contained in “Business – Executive Officers of the Registrant,” “Business – Directors of the Registrant,” “Management After the Business Combination,” “Compensation of Directors,” “Compensation Discussion and Analysis,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions” in the “Information About Boeing” section of the preliminary proxy statement/prospectus filed with the SEC as part of the registration statement and in Boeing’s Current Report on Form 8-K filed with the SEC on September 20, 2024. Additional information regarding ownership of Spirit’s securities by its directors and executive officers and of Boeing’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Important Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” that involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. Forward-looking statements in this report include, but are not limited to, statements regarding the proposed acquisition of Spirit (together with its consolidated subsidiaries, the “Company”) by Boeing (the “Boeing Merger Transaction” and, together with the proposed divestiture of a portion of the Company’s business to Airbus SE (“Airbus”) and its affiliates (the “Airbus Business Disposition”) in connection with the Boeing Merger Transaction as contemplated by the term sheet between Spirit AeroSystems, Inc. and Airbus, the “Transactions,” and each a “Transaction”). Forward-looking statements are based on circumstances as of the date on which the statements are made and they reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Actual results may vary materially from those anticipated in forward-looking statements. Investors should not place undue reliance on any forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks and uncertainties relating to the Transactions, including, among others: the possible inability of the Company to negotiate and enter into definitive agreements with Airbus and its affiliates with respect to the Airbus Business Disposition; the possible inability of the parties to a Transaction to obtain the required regulatory approvals for such Transaction and to satisfy the other conditions to the closing of such Transaction (including, in the case of the Boeing Merger Transaction, approval of the merger agreement by Spirit’s stockholders) on a timely basis or at all; the possible occurrence of events that may give rise to a right of one or more of the parties to the Boeing Merger Transaction merger agreement to terminate such merger agreement; the risk that the Boeing Merger Transaction merger agreement is terminated under circumstances requiring Spirit to pay a termination fee; the risk that the Company is unable to consummate the Transactions on a timely basis or at all for any reason, including, without limitation, failure to obtain the required regulatory approvals, failure to obtain Spirit stockholder approval of the Boeing Merger Transaction merger agreement or failure to satisfy other conditions the closing of either of the Transactions; the potential for the pendency of the Transactions or any failure to consummate the Transactions to adversely affect the market price of Spirit’s common stock or the Company’s financial performance or business relationships; risks relating to the value of Boeing’s common stock to be issued in the Boeing Merger Transaction; the possibility that the anticipated benefits of the Transactions cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s operations with those of Boeing will be greater than expected; risks relating to significant transaction costs; the intended or actual tax treatment of the Transactions; litigation or other legal or regulatory action relating to the Transactions or otherwise relating to the Company or other parties to the Transactions instituted against the Company or such other parties or Spirit’s or such other parties’ respective directors and officers and the effect of the outcome of any such litigation or other legal or regulatory action; risks associated with contracts containing provisions that may be triggered by the Transactions; potential difficulties in retaining and hiring key personnel or arising in connection with labor disputes during the pendency of or following the Transactions; the risk of other Transaction-related disruptions to the business, including business plans and operations, of the Company; the potential for the Transactions to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the agreements relating to the Transactions to adversely affect the Company’s ability to pursue other business opportunities or strategic transactions; and competitors’ responses to the Transactions.

Additional important factors that could cause actual results to differ materially from those reflected in the forward-looking statements and that should be considered in evaluating the Company’s outlook include, but are not limited to, the following: the continued fragility of the global aerospace supply chain including the Company’s dependence on its suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures; the Company’s ability and its suppliers’ ability and willingness to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases; the Company’s ability to maintain continuing, uninterrupted production at its manufacturing facilities and its suppliers’ facilities; the Company’s ability, and its suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market; the effect of economic conditions, including increases in interest rates and inflation, on the demand for the Company’s and its customers’ products and services, on the industries and markets in which it operates in the U.S. and globally, and on the global aerospace supply chain; the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions; the war in Israel and the Gaza Strip and the potential for expansion of the conflict in the surrounding region, which may impact certain suppliers’ ability to continue production or make timely deliveries of supplies required to produce and timely deliver the Company’s products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions; the Company’s relationships with the unions representing many of its employees, including the Company’s ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to its union-represented employees; the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for the Company’s and its customers’ products and services and on the industries and markets in which the Company operates in the U.S. and globally; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; the Company’s reliance on Boeing and Airbus and its affiliates for a significant portion of its revenues; the business condition and liquidity of the Company’s customers and their ability to satisfy their contractual obligations to the Company; the certainty of the Company’s backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models; the Company’s ability to accurately estimate and manage performance, cost, margins, and revenue under its contracts, and the potential for additional forward losses on new and maturing programs; the Company’s accounting estimates for revenue and costs for its contracts and potential changes to those estimates; the Company’s ability to continue to grow and diversify its business, execute its growth strategy, and secure replacement programs, including its ability to enter into profitable supply arrangements with additional customers; the outcome of product warranty or defective product claims and the impact settlement of such claims may have on the Company’s accounting assumptions; competitive conditions in the markets in which the Company operates, including in-sourcing by commercial aerospace original equipment manufacturers; the Company’s ability to successfully negotiate, or re-negotiate, future pricing under its supply agreements with Boeing, Airbus and its affiliates and other customers; the possibility that the Company’s cash flows may not be adequate for its additional capital needs; any reduction in the Company’s credit ratings; the Company’s ability to access the capital or credit markets to fund its liquidity needs, and the costs and terms of any additional financing; the Company’s ability to avoid or recover from cyber or other security attacks and other operations disruptions; legislative or regulatory actions, both domestic and foreign, impacting the Company’s operations, including the effect of changes in tax laws and rates and the Company’s ability to accurately calculate and estimate the effect of such changes; spending by the U.S. and other governments on defense; pension plan assumptions and future contributions; the effectiveness of the Company’s internal control over financial reporting; the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including the Company’s exposure to potential product liability and warranty claims; adequacy of the Company’s insurance coverage; the Company’s ability to continue selling certain receivables through its receivables financing programs; the Company’s ability to effectively integrate recent acquisitions, along with other acquisitions it pursues, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions; and the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies.

The factors described above are not exhaustive, and it is not possible for Spirit to predict all factors that could cause actual results to differ materially from those reflected in its forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business or the Transactions. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, Spirit undertakes no obligation to, and expressly disclaims any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Refer to the sections captioned “Risk Factors” in Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024, in Spirit’s Quarterly Report on Form 10-Q for the quarterly period ended June 27, 2024, filed with the SEC on August 5, 2024, and in the preliminary proxy statement/prospectus filed with the SEC as part of the registration statement for a more complete discussion of the factors described above and other factors that may affect the Company’s business or the Transactions.

Certain Labor Matters

The binding term sheet with Airbus (the “Airbus Term Sheet”) provides that no binding agreement has been made with respect to the French aspects of the transactions contemplated under the Airbus Term Sheet (the “Airbus French Transactions”). Prior to the Company and Airbus and its affiliates entering into definitive agreements that are applicable to the Airbus French Transactions, the Spirit AeroSystems, Inc. and Airbus have agreed to comply with their respective information and consultation obligations with applicable employees and employee representatives. The Airbus Term Sheet also provides that the parties will complete necessary labor consultations and obtain necessary approvals from applicable unions and works councils in various jurisdictions, as may be legally required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: October 17, 2024	By:	/s/ Irene M. Esteves
	Name:	Irene M. Esteves
	Title:	Executive Vice President and Chief Financial Officer